                                                                    EXHIBIT 99.1



CASE NAME:     KEVCO, INC.                                         ACCRUAL BASIS

CASE NUMBER:   401-40783-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2001
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

                                                EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                             CHIEF FINANCIAL OFFICER
---------------------------------------     ------------------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                    AUGUST 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Responsible Party                          Date


PREPARER:


/s/ Dennis S. Faulkner                             ACCOUNTANT FOR DEBTOR
---------------------------------------     ------------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                    AUGUST 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Preparer                                   Date

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 1

CASE NUMBER:   401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED              MONTH          MONTH
ASSETS                                                                    AMOUNT              MAY-01         JUNE-01      MONTH
------                                                                  ---------             ------         -------      -----
1.      Unrestricted Cash (FOOTNOTE)                                          1,000              1,000          1,000
2.      Restricted Cash
3.      Total Cash                                                            1,000              1,000          1,000
4.      Accounts Receivable (Net)
5.      Inventory
6.      Notes Receivable
7.      Prepaid Expenses
8.      Other (Attach List)                                                 459,000          2,453,000      3,154,750
9.      Total Current Assets                                                460,000          2,454,000      3,155,750
10.     Property, Plant & Equipment
11.     Less: Accumulated Depreciation/Depletion
12.     Net Property, Plant & Equipment
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)                  4,790,071          6,974,466      6,894,693
15.     Other (Attach List)                                             613,299,110        310,687,331    310,687,331
16.     Total Assets                                                    618,549,181        320,115,797    320,737,774

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List)                                                                 44,666,278     69,906,981
23.     Total Post Petition Liabilities                                                     44,666,278     69,906,981

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                          75,885,064         38,219,089     15,018,882
25.     Priority Debt
26.     Unsecured Debt
27.     Other (Attach List)                                             136,505,780        141,833,049    141,833,049
28.     Total Pre Petition Liabilities                                  212,390,844        180,052,138    156,851,931
29.     Total Liabilities                                               212,390,844        224,718,416    226,758,912

EQUITY
30.     Pre Petition Owners' Equity                                                        406,158,337    406,158,337
31.     Post Petition Cumulative Profit Or (Loss)                                           (1,264,822)    (2,679,467)
32.     Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                          (309,496,134)  (309,500,008)
33.     Total Equity                                                                        95,397,381     93,978,862
34.     Total Liabilities and Equity                                                       320,115,797    320,737,774

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED              MONTH          MONTH
ASSETS                                                                    AMOUNT              MAY-01         JUNE-01      MONTH
------                                                                  ---------             ------         -------      -----

A.      Prepaid Escrowed Retention Pmts.                                    459,000            253,000        253,000
B.      Receivable from Adorn (FOOTNOTE)                                                     2,200,000      2,901,750
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                                                 459,000          2,453,000      3,154,750

A.      Capitalized loan costs                                            4,790,071          4,470,981      4,391,208
B.      Investment in Subsidiaries                                                           2,503,485      2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14                          4,790,071          6,974,466      6,894,693

A.      Intercompany Receivables (FOOTNOTE)                             306,649,555
B.      Interco. Promissory Note (FOOTNOTE)                             235,981,314        235,981,314    235,981,314
C.      Interco. Royalties (FOOTNOTE)                                    70,668,241         74,706,017     74,706,017
D.
E.

TOTAL OTHER ASSETS - LINE 15                                            613,299,110        310,687,331    310,687,331

POST PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)                                                        40,103,938     63,989,465
B.      Accrued Interest on Notes/Bonds                                                      4,562,340      5,917,516
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES - LINE 22                                             44,666,278     69,906,981

PRE PETITION LIABILITIES

A.      Interco. Liabilities (FOOTNOTE)                                   8,005,780          8,005,780      8,005,780
B.      10 3/8% Sr. Sub. Notes                                          105,000,000        105,000,000    105,000,000
C.      Senior Sub. Exchangeable Notes                                   23,500,000         23,500,000     23,500,000
D.      Accrued Interest on Notes/Bonds                                   5,327,269          5,327,269
E.

TOTAL OTHER PRE PETITION LIABILITIES - LINE 27                          136,505,780        141,833,049    141,833,049

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 2

CASE NUMBER:   401-40783-BJH-11

INCOME STATEMENT

                                                                          MONTH               MONTH                       QUARTER
REVENUES                                                                  MAY-01             JUNE-01          MONTH        TOTAL
--------                                                                  ------             -------         -------      -------
1.      Gross Revenues
2.      Less: Returns & Discounts
3.      Net Revenue

COST OF GOODS SOLD

4.      Material
5.      Direct Labor
6.      Direct Overhead
7.      Total Cost Of Goods Sold
8.      Gross Profit

OPERATING EXPENSES

9.      Officer/Insider Compensation
10.     Selling & Marketing
11.     General & Administrative
12.     Rent & Lease
13.     Other (Attach List)
14.     Total Operating Expenses
15.     Income Before Non-Operating Income & Expense

OTHER INCOME & EXPENSES

16.     Non-Operating Income (Att List)                                      23,197                                          23,197
17.     Non-Operating Expense (Att List)
18.     Interest Expense                                                  1,640,768          1,414,645                    3,055,413
19.     Depreciation/Depletion
20.     Amortization
21.     Other (Attach List)
22.     Net Other Income & Expenses                                      (1,617,571)        (1,414,645)                  (3,032,216)

REORGANIZATION EXPENSES

23.     Professional Fees
24.     U.S. Trustee Fees
25.     Other (Attach List)
26.     Total Reorganization Expenses
27.     Income Tax
28.     Net Profit (Loss)                                                (1,617,571)        (1,414,645)                  (3,032,216)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                       SUPPLEMENT TO

CASE NUMBER:   401-40783-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                                          MONTH               MONTH                       QUARTER
OPERATING EXPENSES                                                        MAY-01             JUNE-01          MONTH        TOTAL
------------------                                                        ------             -------         -------      -------

A.
B.
C.
D.
E.

TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES

A.      Interco. Interest Income (FOOTNOTE)                                  23,197                                          23,197
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16                                         23,197                                          23,197

A.
B.
C.
D.
E.

TOTAL NON-OPERATING EXPENSE - LINE 17

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 3

CASE NUMBER:   401-40783-BJH-11

CASH RECEIPTS AND                                                         MONTH               MONTH                       QUARTER
DISBURSEMENTS                                                             MAY-01             JUNE-01          MONTH        TOTAL
------------------                                                        ------             -------         -------      -------

1.      Cash - Beginning Of Month                                      SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.      Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.      Pre Petition
4.      Post Petition
5.      Total Operating Receipts

NON-OPERATING RECEIPTS

6.      Loans & Advances (Attach List)
7.      Sale of Assets
8.      Other (Attach List)
9.      Total Non-Operating Receipts
10.     Total Receipts
11.     Total Cash Available

OPERATING DISBURSEMENTS

12.     Net Payroll
13.     Payroll Taxes Paid
14.     Sales, Use & Other Taxes Paid
15.     Secured/Rental/Leases
16.     Utilities
17.     Insurance
18.     Inventory Purchases
19.     Vehicle Expenses
20.     Travel
21.     Entertainment
22.     Repairs & Maintenance
23.     Supplies
24.     Advertising
25.     Other (Attach List)
26.     Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.     Professional Fees
28.     U.S. Trustee Fees
29.     Other (Attach List)
30.     Total Reorganization Expenses
31.     Total Disbursements
32.     Net Cash Flow
33.     Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                       SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JUNE, 2001
CASE NUMBER:   401-40783-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS

                                             DIST LP        MFG          MGMT      HOLDING       COMP     KEVCO INC      TOTAL
                                            ----------   ----------   ----------  ----------  ----------  ----------   ----------
1     CASH-BEGINNING OF MONTH                       28       15,478   16,261,944       5,010       6,050       1,000   16,289,510

  RECEIPTS FROM OPERATIONS
2     CASH SALES                                    --           --                                                            --
  COLLECTION OF ACCOUNTS RECEIVABLE
3     PRE PETITION                                  --           --                                                            --
4     POST PETITION                            155,454      408,048                                                       563,502

5     TOTAL OPERATING RECEIPTS                 155,454      408,048           --          --         --           --      563,502

  NON OPERATING RECEIPTS
6     LOANS & ADVANCES                                           --                                                            --
7     SALE OF ASSETS                           300,000   13,335,176      365,203                                       14,000,379
8     OTHER                                     49,423        1,171       50,046          --          --          --      100,640
      INTERCOMPANY TRANSFERS                   466,052     (275,474)    (190,578)         --          --                       --
             SALE EXPENSE REIMBURSEMENT
             LIFE INSURANCE CASH VALUE
             RENT
             TAX REFUND
             MISC.                              49,423                                                --
             INTEREST INCOME                                              50,046

9     TOTAL NON OPERATING RECEIPTS             815,475   13,060,873      224,671          --          --          --   14,101,019

10    TOTAL RECEIPTS                           970,929   13,468,921      224,671          --          --          --   14,664,521

11    CASH AVAILABLE                           970,957   13,484,399   16,486,615       5,010       6,050       1,000   30,954,031

   OPERATING DISBURSEMENTS
12    NET PAYROLL                              166,627       66,305      169,505                                          402,437
13    PAYROLL TAXES PAID                                         --      167,389                                          167,389
14    SALES, USE & OTHER TAXES PAID                281           --                                                           281
15    SECURED/RENTAL/LEASES                    215,126        6,622       38,617                                          260,365
16    UTILITIES                                 76,221       48,459        3,480                                          128,160
17    INSURANCE                                 31,699           --      166,527                                          198,226
18    INVENTORY PURCHASES                        3,055       28,101           --                                           31,156
19    VEHICLE EXPENSE                              906           --           --                                              906
20    TRAVEL                                    10,030        8,043          143                                           18,216
21    ENTERTAINMENT                                 --           --           --                                               --
22    REPAIRS & MAINTENANCE                      6,736        2,505        2,703                                           11,944
23    SUPPLIES                                   1,157        8,190       30,130                                           39,477
24    ADVERTISING                                                                                                              --
25    OTHER                                    459,119   13,011,037   10,134,199         379         382          --   23,605,116
             LOAN PAYMENTS                     300,000   12,883,776   10,000,000                                       23,183,776
             FREIGHT                            15,800      112,046        4,535                                          132,381
             CONTRACT LABOR                      1,917           --       23,505                                           25,422
             401 K PAYMENTS                                      --       40,675                                           40,675
             PAYROLL TAX ADVANCE ADP                                                                                           --
             WAGE GARNISHMENTS                                             3,746                                            3,746
             MISC.                             141,402       15,215       61,738         379         382                  219,116

26    TOTAL OPERATING DISBURSEMENTS            970,957   13,179,262   10,712,693         379         382          --   24,863,673

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                     301,398      347,517                                          648,915
28    US TRUSTEE FEES                                            --       31,250                                           31,250
29    OTHER                                                                                                                    --
30    TOTAL REORGANIZATION EXPENSE                  --      301,398      378,767          --          --          --      680,165

31    TOTAL DISBURSEMENTS                      970,957   13,480,660   11,091,460         379         382          --   25,543,838

32    NET CASH FLOW                                (28)     (11,739)  10,866,789        (379)       (382)         --  (10,879,317)

33    CASH - END OF MONTH                           --        3,739    5,395,155       4,631       5,668       1,000    5,410,193

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 4

CASE NUMBER:   401-40783-BJH-11

                                                 SCHEDULED                 MONTH                MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT                 MAY-01               JUNE-01             MONTH
-------------------------                        ---------                ------               -------             -----

1.    0 - 30
2.    31 - 60
3.    61 - 90
4.    91 +
5.    Total Accounts Receivable
6.    (Amount Considered Uncollectible)
7.    Accounts Receivable (Net)

AGING OF POST PETITION                                     MONTH:    JUNE-01
TAXES AND PAYABLES                                               ---------------

                               0 - 30             31 - 60                 61 - 90               91 +
TAXES PAYABLE                   DAYS                DAYS                   DAYS                 DAYS              TOTAL
-------------                  ------             -------                 -------               ----              -----

1.    Federal
2.    State
3.    Local
4.    Other (Attach List)
5.    Total Taxes Payable
6.    Accounts Payable

                                                           MONTH:    JUNE-01
                                                                 ---------------

STATUS OF POST PETITION TAXES

                                          BEGINNING TAX     AMOUNT WITHHELD                        ENDING TAX
FEDERAL                                     LIABILITY*       AND/OR ACCRUED      (AMOUNT PAID)      LIABILITY
-------                                   -------------     ---------------      -------------     ----------

1.    Withholding **
2.    FICA - Employee **
3.    FICA - Employer **
4.    Unemployment
5.    Income
6.    Other (Attach List)
7.    Total Federal Taxes

STATE AND LOCAL

8.    Withholding
9.    Sales
10.   Excise
11.   Unemployment
12.   Real Property
13.   Personal Property
14.   Other (Attach List)
15.   Total State And Local
16.   Total Taxes

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 5

CASE NUMBER:   401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:    JUNE-01
                                                                 ---------------

BANK RECONCILIATIONS                                Account # 1        Account # 2
--------------------                              --------------       -----------
A.   BANK:                                        Bank of America                         Other Accounts         TOTAL
B.   ACCOUNT NUMBER:                                3750768521                            (Attach List)
C.   PURPOSE (TYPE):                                DIP Account
1.   Balance Per Bank Statement                               1,000                                              1,000
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books                              1,000                                              1,000
6.   Number of Last Check Written                      N/A

INVESTMENT ACCOUNTS

                                                    DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                         PURCHASE           INSTRUMENT        PURCHASE PRICE       CURRENT VALUE
---------------------------                         --------           ----------        --------------       -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand
13.  Total Cash - End of Month                                                                                       1,000

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 6

CASE NUMBER:   401-40783-BJH-11
                                                           MONTH:    JUNE-01
                                                                 ---------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF         AMOUNT         TOTAL PAID
              NAME                     PAYMENT          PAID           TO DATE
              ----                     -------         ------         ----------

1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To Insiders

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                   TOTAL
                                        AUTHORIZING       AMOUNT        AMOUNT      TOTAL PAID       INCURRED
              NAME                        PAYMENT        APPROVED        PAID        TO DATE        & UNPAID*
              ----                      -----------      --------       ------      ----------      ---------

1.
2.
3.
4.
5.   (Attach List)
6.   Total Payments To
     Professionals

   *  Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                             SCHEDULED       AMOUNTS         TOTAL
                                              MONTHLY         PAID           UNPAID
                                              PAYMENTS        DURING          POST
         NAME OF CREDITOR                       DUE           MONTH         PETITION
         ----------------                    ---------       -------        --------

1.   Bank of America (FOOTNOTE)                             23,200,207     15,018,882
2.
3.
4.
5.   (Attach List)
6.   TOTAL                                                  23,200,207     15,018,882

This form  x  does      does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                                     ACCRUAL BASIS - 7

CASE NUMBER:   401-40783-BJH-11

                                                           MONTH:    JUNE-01
                                                                 ---------------

QUESTIONNAIRE

                                                                                        YES         NO
                                                                                        ---         --

1.      Have any Assets been sold or transferred outside the normal course of
        business this reporting period?                                                             X

2.      Have any funds been disbursed from any account other than a debtor in
        possession account?                                                                         X

3.      Are any Post Petition Receivables (accounts, notes, or loans) due from
        related parties?                                                                            X

4.      Have any payments been made on Pre Petition Liabilities this reporting
        period?                                                                         X

5.      Have any Post Petition Loans been received by the debtor from any
        party?                                                                                      X

6.      Are any Post Petition Payroll Taxes past due?                                               X

7.      Are any Post Petition State or Federal Income Taxes past due?                               X

8.      Are any Post Petition Real Estate Taxes past due?                                           X

9.      Are any other Post Petition Taxes past due?                                                 X

10.     Are any amounts owed to Post Petition creditors delinquent?                                 X

11.     Have any Pre Petition Taxes been paid during the reporting period?                          X

12.     Are any wage payments past due?                                                             X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                        YES         NO
                                                                                        ---         --
1.      Are Worker's Compensation, General Liability and other necessary
        insurance coverages in effect?                                                  X

2.      Are all premium payments paid current?                                          X

3.      Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

   TYPE OF POLICY                     CARRIER                          PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
   --------------                     -------                          --------------            --------------------------

General Liability                  Liberty Mutual                       9/1/00-9/1/01             Annual          $313,520

Umbrella                           National Union                       6/1/00-9/1/01             Annual          $103,349

This form  x  does      does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:   401-40783-BJH-11                             ACCRUAL BASIS

                                                           MONTH:    JUNE-01
                                                                 ---------------

ACCRUAL
BASIS
FORM
NUMBER         LINE NUMBER          FOOTNOTE/EXPLANATION
------         -----------          --------------------
1                   1               Pursuant to the February 12, 2001 Order (1) Authorizing Continued
3                   1               Use of Existing Forms and Records; (2) Authorizing Maintenance of
                                    Existing Corporate Bank Accounts and Cash Management System; and
                                    (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                                    Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number
                                    1295026976. The Bank of America lead account is administered by, and held in the name of Kevco Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of
                                    America DIP account. A schedule allocating receipts and
                                    disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to Accrual Basis -3.

1                   8B              (A) Pursuant to an Asset Purchase Agreement approved by the Court
1                   22A             on February 23, 2001 and effective as of the same date among
1                   24              Kevco, Inc., Kevco Manufacturing, LP, Wingate Management Co. II,
6                    1              LP and Adorn LLC, certain assets and liabilities of Design
7                    4              Components, a division of Kevco Manufacturing, LP (Case No.
                                    401-40784-BJH-11), were transferred to Adorn, LLC. At the effective date of purchase, Buyer assumed certain executory contracts, approximately $1.6 million of Kevco Manufacturing, LP's unsecured pre-petition liabilities, $3.5 million of accounts receivable,
                                    $5 million of inventory and $2.2 million (book value) of property and equipment. Payment was made directly to Bank of America, the secured lender, thereby reducing pre-petition secured debt. The escrow account established in conjunction with the sale will be adjusted from time to time until all issues have been settled between the Buyer and Seller.

                                    (B) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on April 3, 2001 and effective as of the same date,
                                    Universal Forest Products Eastern Division, Inc. purchased the assets (inventory, equipment, machinery and five of the seven facilities at which Sunbelt Wood Components Division operates)
                                    of the Sunbelt division of Kevco Manufacturing, LP.
                                    Approximately $7 million in sales proceeds were paid directly to
                                    Bank of America thereby reducing pre-petition secured debt.

                                    (C) Debtor paid $15 million from available cash during April and
                                    $10 million during June to Bank of America to reduce
                                    pre-petition secured debt.

                                    (D) The increase in intercompany payables in May is due to the sale of the South Region of Kevco Distribution, LP. Although Kevco, Inc.
                                    carries the secured debt on its books, Kevco Management maintains the DIP cash account which results in an intercompany transaction.

                                    (E) Pursuant to an Asset Purchase Agreement approved by the Court on April 25, 2001 and effective as of April 30, 2001, Alliance
                                    Investment and Management Company, Inc. purchased most of the assets
                                    (inventory, equipment, machinery and two of seven facilities) of the South Region of Kevco Distribution, LP. Approximately $4
                                    million in sales proceeds were paid directly to Bank of America thereby reducing pre-petition secured debt.

                                    (F) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on May 21, 2001 and effective June 1, 2001, Drew
                                    Industries Incorporated purchased substantially all of the assets used by the Better Bath Division of Kevco Manufacturing,
                                    LP. Approximately $8 million of the sales proceeds were paid directly to Bank of America thereby reducing pre-petition
                                    secured debt.

                                    (G) Pursuant to an Asset Purchase Agreement approved by the
                                    Court on May 21, 2001 and effective June 1, 2001, Duo-Form
                                    Acquisition Corporation purchased substantially all of the assets used by the Duo-Form Division of Kevco Manufacturing, LP.
                                    Approximately $5 million of the sales proceeds were paid
                                    directly to Bank of America thereby reducing pre-petition
                                    secured debt
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